Exhibit 99.1
VIAVI ANNOUNCES THIRD QUARTER FISCAL 2016 RESULTS

•	GAAP and Non-GAAP net revenue of $220.4 million, up $8.0 million or 3.8% year-over-year

•	GAAP operating margin of 3.3%, up 1,420 bps year-over-year

•	Non-GAAP operating margin of 11.9%, up 300 bps year-over-year

•	GAAP EPS from continuing operations of $0.12, up $0.28 or 175.0% year-over-year

•	Non-GAAP EPS from continuing operations of $0.09, up $0.03 or 50.0% year-over-year

•	Amounts presented below are on a continuing operations basis unless otherwise noted

Milpitas, California, May 3, 2016 — Viavi (NASDAQ: VIAV) today reported results for its fiscal third quarter ended April 2, 2016.

GAAP net revenue was $220.4 million, with net income of $27.4 million, or $0.12 per share. Prior quarter GAAP net revenue was $232.1 million, with net income of $3.3 million, or $0.02 per share. GAAP net revenue for fiscal 2015 third quarter was $212.4 million, with net loss of $(35.8) million, or $(0.16) per share.

Non-GAAP net revenue was $220.4 million, with net income of $21.6 million, or $0.09 per share. Prior quarter non-GAAP net revenue was $232.1 million, with net income of $25.0 million, or $0.11 per share. Non-GAAP net revenue for fiscal 2015 third quarter was $212.4 million, with net income of $14.9 million, or $0.06 per share.

“Viavi delivered revenue and EPS above the midpoint of the guidance range driven by strength in our OSP segment’s anti-counterfeiting business,” said Oleg Khaykin, Viavi’s President and Chief Executive Officer.  “Lower than expected carrier capex and enterprise spending in the March quarter adversely impacted our NSE business segment, which came in at the lower end of our expectations.”

Khaykin added, “The diversified nature of our business with two counter-cyclical segments has allowed us to execute above plan during the quarter.  Strategically, we plan to continue to grow our profitability through operational improvements and targeted revenue growth.”

Financial Overview:

The tables below (in millions, except percentage data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

	GAAP Results
	Q3	Q2	Q3	Change
	FY 2016	FY 2016	FY 2015	Q/Q	Y/Y
Net revenue	$220.4	$232.1	$212.4	(5.0)%	3.8%
Gross margin	59.6%	61.1%	59.8%	(150) bps	(20) bps
Operating margin	3.3%	4.0%	(10.9)%	(70) bps	1,420 bps

	Non-GAAP Results
	Q3	Q2	Q3	Change
	FY 2016	FY 2016	FY 2015	Q/Q	Y/Y
Net revenue	$220.4	$232.1	$212.4	(5.0)%	3.8%
Adj. Gross margin	61.9%	63.7%	64.8%	(180) bps	(290) bps
Adj. Operating margin	11.9%	13.1%	8.9%	(120) bps	300 bps

	Non-GAAP Net Revenue by Segment
	Q3	% of Net	Q2	Q3	Change
	FY 2016	revenue	FY 2016	FY 2015	Q/Q	Y/Y
Network Enablement	$123.1	55.8%	$136.4	$124.1	(9.8)%	(0.8)%
Service Enablement	35.2	16.0%	36.9	39.9	(4.6)%	(11.8)%
Optical Security and Performance Products	62.1	28.2%	58.8	48.4	5.6%	28.3%
Total	$220.4	100.0%	$232.1	$212.4	(5.0)%	3.8%

•	Americas, Asia-Pacific and EMEA customers represented 50.7%, 18.7% and 30.6%, respectively, of total net revenue for the quarter.

•	The Company held $1,005.0 million in total cash and investments, which also includes marketable equity investments, and generated $36.3 million of cash from operations during the quarter.

•
The Company adjusted its current and historical Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and reportable segment information to reflect the spin-off of the Lumentum business (formerly the Company’s communications and commercial optical products business segment and WaveReady product line) on August 1, 2015. The Lumentum business’ adjusted results are reflected as discontinued operations for the periods reported in the Company’s GAAP Condensed Consolidated Statement of Operations, Condensed Consolidated Balance Sheet and reportable segment information.

Business Outlook for the Fourth Quarter of Fiscal 2016

For the fourth quarter of fiscal 2016 ending July 2, 2016, the Company expects non-GAAP net revenue to be $212 million to $228 million and non-GAAP earnings per share to be $0.08 to $0.10.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on May 3, 2016 in a live webcast, which will also be archived for replay on the Company’s website at www.viavisolutions.com/investors.  The Company will post supplementary slides outlining the Company’s latest financial results on www.viavisolutions.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About Viavi Solutions

Viavi (NASDAQ: VIAV) software and hardware platforms and instruments deliver end-to-end visibility across physical, virtual and hybrid networks. Precise intelligence and actionable insight from across the network ecosystem optimizes the service experience for increased customer loyalty, greater profitability and quicker transitions to next-generation technologies. Viavi is also a leader in anti-counterfeiting solutions for currency authentication and high-value optical components and instruments for diverse government and commercial applications. Learn more at www.viavisolutions.com and follow us on Viavi Perspectives, LinkedIn, Twitter, YouTube and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics, as well as the impact and duration of certain trends and market conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) customer purchasing delays as they assess or transition to new technologies and/or new architectures, which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations and product discontinuances that have caused and may cause short-term disruptions; (h) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (i) inherent uncertainty related to global markets and the effect of such markets on demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2015 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:
Bill Ong
408-404-4512
bill.ong@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Nine Months Ended
	April 2, 2016	March 28, 2015	April 2, 2016	March 28, 2015
Net revenue	$220.4	$212.4	$682.2	$654.1
Cost of revenues	85.0	76.4	255.6	238.8
Amortization of acquired technologies	4.1	9.0	13.0	26.3
Gross profit	131.3	127.0	413.6	389.0
Operating expenses:
Research and development	40.0	42.1	126.0	127.9
Selling, general and administrative	80.6	95.5	261.3	285.2
Amortization of other intangibles	3.6	4.8	11.1	14.7
Restructuring and related charges	(0.1)	7.8	1.7	18.0
Total operating expenses	124.1	150.2	400.1	445.8
Income (loss) from operations	7.2	(23.2)	13.5	(56.8)
Interest and other income (expense), net	0.8	0.3	1.4	1.2
Gain on sale of investments	39.8	0.1	39.8	0.1
Interest expense	(9.1)	(8.2)	(26.7)	(24.7)
Income (loss) from continuing operations before taxes	38.7	(31.0)	28.0	(80.2)
Provision for income taxes	11.3	4.8	10.9	19.1
Income (loss) from continuing operations, net of taxes	$27.4	$(35.8)	$17.1	$(99.3)
Income (loss) from discontinued operations, net of taxes	5.0	22.6	(45.4)	51.3
Net income (loss)	$32.4	$(13.2)	$(28.3)	$(48.0)

Net income (loss) per share from - basic:
Continuing operations	$0.12	$(0.16)	$0.07	$(0.43)
Discontinued operations	0.02	0.10	(0.19)	0.22
Net income (loss)	$0.14	$(0.06)	$(0.12)	$(0.21)

Net income (loss) per share from - diluted:
Continuing operations	$0.12	$(0.16)	$0.07	$(0.43)
Discontinued operations	0.02	0.10	(0.19)	0.22
Net income (loss)	$0.14	$(0.06)	$(0.12)	$(0.21)

Shares used in per share calculation - basic	232.0	233.2	234.4	232.1
Shares used in per share calculation - diluted	234.6	233.2	237.4	232.1

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	April 2, 2016	June 27, 2015
ASSETS
Current assets:
Cash and cash equivalents	$437.1	$334.5
Short-term investments	555.8	464.9
Restricted cash	12.1	26.2
Accounts receivable, net	151.9	152.3
Inventories, net	52.5	53.8
Prepayments and other current assets	34.7	38.2
Current assets of discontinued operations	—	310.2
Total current assets	1,244.1	1,380.1
Property, plant and equipment, net	134.4	149.2
Goodwill	245.3	255.5
Intangibles, net	69.4	90.6
Deferred income taxes	113.0	117.3
Other non-current assets	18.6	20.9
Non-current assets of discontinued operations	—	204.2
Total assets	$1,824.8	$2,217.8
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$39.9	$42.0
Accrued payroll and related expenses	46.2	52.6
Income taxes payable	14.5	3.1
Deferred revenue	87.9	80.6
Accrued expenses	27.3	23.7
Other current liabilities	17.7	43.5
Current liabilities of discontinued operations	—	130.0
Total current liabilities	233.5	375.5
Long-term debt	581.5	561.6
Other non-current liabilities	172.4	168.4
Non-current liabilities of discontinued operations	—	10.9
Total stockholders’ equity	837.4	1,101.4
Total liabilities and stockholders’ equity	$1,824.8	$2,217.8

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended April 2, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Corporate Reconciling Items	Consolidated GAAP Measures
Net revenue	$123.1	$35.2	$158.3	$62.1	$220.4	$—	$220.4

Gross profit	80.7	19.8	100.5	35.9	136.4	(5.1)	131.3
Gross margin	65.6%	56.3%	63.5%	57.8%	61.9%		59.6%

Operating (loss) income			(0.1)	26.3	26.2	(19.0)	7.2
Operating margin			(0.1)%	42.4%	11.9%		3.3%

	Three Months Ended March 28, 2015
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Corporate Reconciling Items	Consolidated GAAP Measures
Net revenue	$124.1	$39.9	$164.0	$48.4	$212.4	$—	$212.4

Gross profit	83.2	28.2	111.4	26.3	137.7	(10.7)	127.0
Gross margin	67.0%	70.7%	67.9%	54.3%	64.8%		59.8%

Operating income (loss)			1.7	17.3	19.0	(42.2)	(23.2)
Operating margin			1.0%	35.7%	8.9%		(10.9)%

	Three Months Ended
	April 2, 2016	March 28, 2015
Corporate reconciling items impacting gross profit:
Total segment gross profit	$136.4	$137.7
Stock-based compensation	(1.1)	(1.1)
Amortization of intangibles	(4.1)	(9.0)
Other charges related to non-recurring activities	0.1	(0.6)
GAAP gross profit	$131.3	127.0

Corporate reconciling items impacting operating income (loss):
Total segment operating income	$26.2	$19.0
Stock-based compensation	(9.1)	(14.8)
Amortization of intangibles	(7.7)	(13.8)
Other charges related to non-recurring activities (1)	(2.3)	(5.8)
Restructuring and related charges	0.1	(7.8)
GAAP operating income (loss) from continuing operations	$7.2	$(23.2)

(1) During the three months ended April 2, 2016 and March 28, 2015, other charges related to non-recurring activities primarily consisted of Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Nine Months Ended April 2, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Corporate Reconciling Items	Consolidated GAAP Measures
Net revenue	$377.1	$120.0	$497.1	$185.1	$682.2	$—	$682.2

Gross profit	247.0	77.7	324.7	105.7	430.4	(16.8)	413.6
Gross margin	65.5%	64.8%	65.3%	57.1%	63.1%		60.6%

Operating income (loss)			10.3	75.1	85.4	(71.9)	13.5
Operating margin			2.1%	40.6%	12.5%		2.0%

	Nine Months Ended March 28, 2015
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Corporate Reconciling Items	Consolidated GAAP Measures
Net revenue	$374.6	$137.2	$511.8	$142.3	$654.1	$—	$654.1

Gross profit	248.0	95.6	343.6	76.1	419.7	(30.7)	389.0
Gross margin	66.2%	69.7%	67.1%	53.5%	64.2%		59.5%

Operating income (loss)			2.4	48.7	51.1	(107.9)	(56.8)
Operating margin			0.5%	34.2%	7.8%		(8.7)%

	Nine Months Ended
	April 2, 2016	March 28, 2015
Corporate reconciling items impacting gross profit:
Total segment gross profit	$430.4	$419.7
Stock-based compensation	(3.7)	(3.1)
Amortization of intangibles	(13.0)	(26.3)
Other charges related to non-recurring activities	(0.1)	(1.3)
GAAP gross profit	$413.6	389.0

Corporate reconciling items impacting operating income (loss):
Total segment operating income	$85.4	$51.1
Stock-based compensation	(34.0)	(35.8)
Amortization of intangibles	(24.1)	(41.0)
Other charges related to non-recurring activities (1)	(12.1)	(13.1)
Restructuring and related charges	(1.7)	(18.0)
GAAP operating income (loss) from continuing operations	$13.5	$(56.8)

(1) During the nine months ended April 2, 2016 and March 28, 2015, other charges related to non-recurring activities primarily consisted Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities. Additionally, the nine months ended April 2, 2016 included $3.5 million of non-recurring incremental severance and related costs upon the exit of a key executive.

The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring, separation costs, and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance as the Company is no longer active in its discontinued operations.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) other non-recurring charges comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, including Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities and severance related costs related to the exit of key executives, and (vi) impairment charges resulting from a write-down or write-off of the carrying value of intangible assets assessed in accordance with authoritative guidance. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles: The Company includes amortization expense related to intangibles in its GAAP presentation of cost of revenues and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of revenues and operating expenses.

Non-cash interest expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments. The Company eliminates non-cash interest expense in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold available-for-sale investments and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share. The Company’s core business does not include making financial investments in third parties. Moreover, the amount and timing of gains and losses on the sale of available-for-sale investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: The Company excludes non-cash tax expense related to the utilization of net operating losses where valuation allowances were released, non-cash income tax, intra-period tax allocation benefit and other significant one-time events, such as the spin-off of Lumentum. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation and restructuring and related charges (benefits), and other charges related to non-recurring activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures from continuing operations to non-GAAP measures:

	Three Months Ended				Nine Months Ended
	April 2, 2016		March 28, 2015		April 2, 2016		March 28, 2015
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures from continuing operations	$27.4	$0.12	$(35.8)	$(0.16)	$17.1	$0.07	$(99.3)	$(0.43)
Items reconciling GAAP net income (loss) and EPS from continuing operations to non-GAAP net income and EPS:

Related to cost of revenues:
Stock-based compensation	1.1	—	1.1	—	3.7	0.02	3.1	0.01
Other charges related to non-recurring activities	(0.1)	—	0.6	—	0.1	—	1.3	0.01
Amortization of acquired technologies	4.1	0.02	9.0	0.04	13.0	0.05	26.3	0.11
Total related to gross profit	5.1	0.02	10.7	0.05	16.8	0.07	30.7	0.13

Related to operating expenses:
Research and development:
Stock-based compensation	2.0	0.01	2.0	0.01	6.7	0.03	5.9	0.03
Other charges related to non-recurring activities (1)	0.8	—	0.2	—	2.9	0.01	2.1	0.01
Selling, general and administrative:
Stock-based compensation	6.0	0.03	11.7	0.05	23.6	0.10	26.8	0.11
Other charges related to non-recurring activities (1)	1.6	0.01	5.0	0.02	9.1	0.04	9.7	0.04
Amortization of other intangibles	3.6	0.02	4.8	0.02	11.1	0.05	14.7	0.06
Restructuring and related charges	(0.1)	—	7.8	0.03	1.7	0.01	18.0	0.08
Total related to operating expenses	13.9	0.06	31.5	0.13	55.1	0.23	77.2	0.33

Gain on sale of investments (2)	(39.8)	(0.17)	(0.1)	—	(39.8)	(0.17)	(0.1)	—
Non-cash interest expense	6.8	0.03	6.2	0.03	19.9	0.08	18.8	0.08
Income taxes	8.2	0.03	2.4	0.01	(2.9)	(0.01)	6.3	0.03
Total related to net income and EPS	(5.8)	(0.02)	50.7	0.21	49.1	0.21	132.9	0.56
Non-GAAP measures from continuing operations	$21.6	$0.09	$14.9	$0.06	$66.2	$0.28	$33.6	$0.14

Shares used in per share calculation for Non-GAAP EPS		234.6		236.6		237.4		235.8
Note: Certain totals may not add due to rounding
(1) During the three and nine months ended April 2, 2016 and March 28, 2015, other charges related to non-recurring activities primarily consisted of Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities. Additionally, the nine months ended April 2, 2016 included $3.5 million of non-recurring incremental severance and related costs upon the exit of a key executive.

(2) During the three months ended April 2, 2016, the Company sold 2.5 million shares of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum and recognized a realized gain of $39.7 million.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Nine Months Ended
	April 2, 2016	March 28, 2015	April 2, 2016	March 28, 2015
GAAP measures from continuing operations	$27.4	$(35.8)	$17.1	$(99.3)
Interest and other income (expense), net	(0.8)	(0.3)	(1.4)	(1.2)
Gain on sale of investments (1)	(39.8)	(0.1)	(39.8)	(0.1)
Interest expense	9.1	8.2	26.7	24.7
Income taxes	11.3	4.8	10.9	19.1
Depreciation	8.1	9.2	26.1	28.2
Amortization	7.7	13.8	24.1	41.0
EBITDA from continuing operations	23.0	(0.2)	63.7	12.4
Costs related to restructuring and related charges	(0.1)	7.8	1.7	18.0
Costs related to stock-based compensation	9.1	14.8	34.0	35.8
Costs related to other non-recurring activities (2)	2.3	5.8	12.1	13.1
Adjusted EBITDA from continuing operations	$34.3	$28.2	$111.5	$79.3

(1) During the three months ended April 2, 2016, the Company sold 2.5 million shares of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum and recognized a realized gain of $39.7 million.

(2) During the three and nine months ended April 2, 2016 and March 28, 2015, other charges related to non-recurring activities primarily consisted of Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities. Additionally, the nine months ended April 2, 2016 included $3.5 million of non-recurring incremental severance and related costs upon the exit of a key executive.

The preliminary financial schedules are estimated based on our current information.